Exhibit 10.26

Lease Amendment

(9171 Towne Center Drive, Suite 270)

BETWEEN

LJ Gateway Office, LLC,

a Delaware limited liability company

AS LANDLORD

AND

Neothetics, Inc.,

a Delaware corporation

AS TENANT

Exhibit 10.26

TENTH AMENDMENT

THIS TENTH AMENDMENT (the "Amendment") is made and entered into as of January 20, 2015, by and between LJ GATEWAY OFFICE LLC, a Delaware limited liability company ("Landlord") and NEOTHETICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A.

Landlord (as successor in interest to California Diversified LLC, a Delaware limited liability company and as successor in interest to WW&LJ Gateways, LTD., a California limited partnership) and Tenant (formerly known as Lithera, Inc., a Delaware corporation and Lipothera, Inc., a Delaware corporation) are parties to that certain lease dated July 3, 2008, which lease has been previously amended by a First Amendment dated February 6, 2009, a Second Amendment dated February 16, 2010, a Third Amendment dated February 1, 2011, a Fourth Amendment dated April 20, 2011, a Fifth Amendment dated April 10, 2012, a Sixth Amendment dated October 31, 2012, a Seventh Amendment dated April 30, 2013, an Eighth Amendment dated November 8, 2013 and a Ninth Amendment dated April 21, 2014 (collectively, the "Lease").  Pursuant to the Lease, Landlord has leased to Tenant space currently containing approximately 6,119 rentable square feet (the “Original Premises”) described as Suite Nos. 400 and 450 on the 4th floor of the building located at 9191 Towne Centre Drive, San Diego, California (the "9191 Building").

B.

Tenant and Landlord agree to relocate Tenant from the Original Premises to 11,107 rentable square feet of space described as Suite No. 270 on the 2nd floor of the building located at 9171 Towne Centre Drive, San Diego, California (the “9171 Building”) shown on Exhibit A attached hereto (the “Substitution Space”).

C.	The Lease by its terms shall expire on December 31, 2014 ("Eighth Prior Extended Expiration Date"), and the parties desire to extend the Term of the Lease, all on the following terms and conditions.

NOW, THEREFORE, in consideration of the above recitals which by this reference are incorporated herein, the mutual covenants and conditions contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

I.	Substitution.

A.

Effective as of the Substitution Effective Date (hereinafter defined), the Substitution Space is substituted for the Premises and, from and after the Substitution Effective Date, the Premises, as defined in the Lease, shall be deemed to mean the Substitution Space containing 11,107 rentable square feet and described as Suite No. 270 on the 2nd floor of the 9171 Building.

B.

The Term for the Substitution Space shall commence on the Substitution Effective Date and, unless sooner terminated pursuant to the terms of the Lease, shall end on the Eighth Extended Expiration Date (as hereinafter defined). The Substitution Space is subject to all the terms and conditions of the Lease except as expressly modified herein and except that Tenant shall not be entitled to receive any allowances, abatements or other financial concessions granted with respect to the Original Premises unless such concessions are expressly provided for herein with respect to the Substitution Space. Effective as of the Substitution Effective Date, the Lease shall be terminated with respect to the Original Premises, and, unless otherwise specified, “Premises” shall mean the Substitution Space and “Building” shall mean the 9171 Building. Tenant shall vacate the Original Premises as of the Substitution Effective Date (such date that Tenant is required to vacate the Original Premises being referred to herein as the “Original Premises Vacation Date”) and return the same to Landlord in “broom clean” condition and otherwise in accordance with the terms and conditions of the Lease.

C.

The Term of for the Original Premises was previously extended to December 31, 2014 or the Seventh Extended Expiration Date.  Provided this Amendment is executed by Tenant and returned to Landlord on or prior to January 16, 2015, such Seventh Extended Expiration Date shall be further extended and shall expire on the Substitution Effective Date.  In such event, the  monthly rent for the Original Premises shall remain at the rental rate for the last month of the Seventh Extended Term, as revised herein, or $2.85 per square foot or $17,439.00 per month.

D.	Tenant shall have early access to the Substitution Space in accordance with the 5th paragraph of the Work Letter attached hereto as Exhibit C.

II.	Substitution Effective Date.

A.

The “Substitution Effective Date” shall be the earlier to occur of (i) the date upon which the Substitution Space is ready for occupancy (hereinafter defined) or (ii) the date Tenant commences its business activities within the Substitution Space provided that Landlord has substantially completed the Tenant Improvements for the Substitution Space in accordance with the provisions of Exhibit C, Work Letter, attached hereto, and shall expire upon the Eighth Extended Expiration Date. The Substitution Effective Date is estimated to be March 1, 2015 (“Estimated Substitution Effective Date”). The Substitution Space shall be deemed “ready for occupancy” if and when Landlord, to the extent applicable, (a) has put into good operation all building services essential for the use of the Substitution Space by Tenant, including substantially completing the Tenant Improvements in accordance with the mutually agreed to Work Letter as set forth on Exhibit C, (b) has provided up to 21 days prior access to the Substitution Space for Tenant so that it may be used without unnecessary interference, including but not limited to Tenant’s ability to install equipment and trade fixtures during such prior access period, (c) has substantially completed all the work required to be done by Landlord in this Amendment, and (d) has obtained requisite governmental approvals to Tenant’s occupancy.

The adjustment of the Substitution Effective Date and, accordingly, the postponement of Tenant’s obligation to pay rent on the Substitution Space shall be Tenant’s sole remedy and shall constitute full settlement of all claims that Tenant might otherwise have against Landlord by reason of the Substitution Space not being ready for occupancy by Tenant on the Estimated Substitution Effective Date. During any period that the Substitution Effective Date is postponed and Tenant’s obligation to pay rent for the Substitution Space is correspondingly postponed, Tenant shall continue to be obligated to pay rent for the Original Premises in accordance with the terms of the Lease and as further set forth in Section I.C. above.

Promptly following request by Landlord, the parties shall memorialize on a form provided by Landlord (the "Substitution Effective Date Memorandum") the actual Substitution Effective Date; should Tenant fail to execute and return the Substitution Effective Date Memorandum to Landlord within five (5) business days (or provide specific written objections thereto within that period), then Landlord's determination of the Substitution Effective Date as set forth in the Substitution Effective Date Memorandum shall be conclusive.

B.

In addition to the postponement, if any, of the Substitution Effective Date as a result of the applicability of Section II.B. of this Amendment, the Substitution Effective Date shall be delayed to the extent that Landlord fails to deliver possession of the Substitution Space for any other reason (other than Tenant Delays), including, but not limited to, holding over by prior occupants.  Any such delay in the Substitution Effective Date shall not subject Landlord to any liability for any loss or damage resulting therefrom.

III.

Extension.  The Term of the Lease is hereby extended and shall expire 60 full calendar months following the Substitution Effective Date ("Eighth Extended Expiration Date"), unless sooner terminated in accordance with the terms of the Lease.  That portion of the Term commencing the day immediately following the Eighth Prior Extended Expiration Date ("Eighth Extension Date") and ending on the Eighth Extended Expiration Date shall be referred to herein as the "Eighth Extended Term".

IV.	Basic Rent. As of the Substitution Effective Date, the schedule of Basic Rent payable with respect to the Premises during the remainder of the current Term and the Extended Term is the following:

Months of Term or Period	Monthly Rate Per Square Foot	Basic Monthly Rent
1 to 12	$2.75	$30,544.00
13 to 24	$2.87	$31,877.00
25 to 36	$3.00	$33,321.00
37 to 48	$3.11	$34,543.00
49 to 60	$3.28	$36,431.00

All such Basic Rent shall be payable by Tenant in accordance with the terms of the Lease.

V.

Building Costs and Property Taxes. Commencing on the Substitution Effective Date through the Eighth Extended Term, Tenant shall be obligated to pay Tenant’s proportionate share of Building Costs and Property Taxes accruing in connection with the Premises in accordance with the terms of the Lease; provided, however, the Base Year for calculation of Tenant’s proportionate share of Building Costs and Property Taxes in connection with the Premises shall be July 1, 2014 through June 30, 2015. Notwithstanding the foregoing, Tenant shall not be obligated to pay Tenant’s proportionate share of Building Cost and Property Tax excess for the 12 month period commencing as of the Substitution Effective Date. If the Substitution Effective Date is later than the Extension Date, Tenant shall continue to pay Rent for the Original Premises in accordance with the terms of the Lease until the Substitution Effective Date.

VI.

Original Security Deposit.  Landlord shall return the existing Security Deposit in the amount of $16,828.00 presently being held by Landlord as part of the Lease upon receipt of the letter of credit described in Section VII below. No additional security deposit shall be required in connection with this Amendment and Tenant agrees to provide the letter of credit as provided by Section VII below.

VII.

Letter of Credit. In lieu of the Security Deposit presently being held by Landlord in accordance with Section 4.3 of the Lease and in consideration for the return of such existing Security Deposit, Tenant shall deliver to Landlord, concurrently with Tenant's execution of this Amendment, a letter of credit in the amount of $200,000.00, which letter of credit shall be in form and with the substance of Exhibit B attached hereto.  The letter of credit shall be issued by a financial institution acceptable to Landlord with a branch in San Diego County, California, at which draws on the letter of credit will be accepted.  The letter of credit shall provide for automatic yearly renewals throughout the Term of the Lease and shall have an outside expiration date (if any) that is not earlier than 30 days after the expiration of the Lease Term.  In the event the letter of credit is not continuously renewed through the period set forth above, or upon any breach under this Lease by Tenant, including specifically Tenant's failure to pay Rent or to abide by its obligations under Sections 7.1 and 15.3 of the Lease, Landlord shall be entitled to draw upon said letter of credit by the issuance of Landlord's sole written demand to the issuing financial institution.  Any such draw shall be without waiver of any rights Landlord may have under the Lease, as amended or at law or in equity as a result of any default thereunder by Tenant.  Landlord shall authorize reductions to the letter of credit as follows: $53,308.67 each on each annual anniversary of the Eighth Extension Date until the letter of credit is equal to $40.074.00; provided that any such reduction shall be conditioned upon (i) Tenant not having been in default under the Lease at any time beyond applicable notice and cure periods, and (ii) a written request for such reduction having been submitted to Landlord.

VIII.	Improvements to Substitution Space.

A.

Condition of Substitution Space.  Tenant has inspected the Substitution Space and agrees to accept the same "as is" without any agreements, representations, understandings or obligations on the part of Landlord to perform any alterations, repairs or improvements, except as may be expressly provided in Section VIII.B. of this Amendment or otherwise in this Amendment. Landlord warrants to Tenant that the fire sprinkler system, lighting, heating, ventilation and air conditioning systems and electrical systems serving the Substitution Space shall be in good operating condition as of the day the Substitution Space are delivered to Tenant.

B.

Responsibility for Improvements to Substitution Space. Landlord hereby agrees to complete the Tenant Improvements for the Substitution Space in accordance with the provisions of Exhibit C, Work Letter, attached hereto.

IX.

Holding Over.  If Tenant continues to occupy the Original Premises after the Original Premises Vacation Date despite Landlord’s request to vacate such space, occupancy of the Original Premises subsequent to the Original Premises Vacation Date shall be that of a tenancy at sufferance and in no event for month-to-month or year-to-year, but Tenant shall, throughout the entire holdover period, be subject to all the terms and provisions of Section 15.1 (Holding Over) of the Lease.

X.

Other Pertinent Provisions.  Landlord and Tenant agree that, effective as of the date of this Amendment (unless different effective date(s) is/are specifically referenced in this Section), the Lease shall be amended in the following additional respects:

A.

Parking.  Notwithstanding any contrary provision in Exhibit C to the Lease, “Parking,” (i) effective as of the Substitution Effective Date, Landlord shall lease to Tenant, and Tenant shall lease from Landlord, a minimum of 25, but no more than 48, unreserved parking passes at the rate of $45.00 per pass utilized, per month through the Eighth Extended Expiration Date. For any parking exceeding 48 unreserved parking passes, the parking charge shall be at Landlord’s scheduled parking rates from time to time.

B.

SDN List.  Tenant hereby represents and warrants that neither Tenant nor any officer, director, employee, partner, member or other principal of Tenant (collectively, "Tenant Parties") is listed as a Specially Designated National and Blocked Person ("SDN") on the list of such persons and entities issued by the U.S. Treasury Office of Foreign Assets Control (OFAC).  In the event Tenant or any Tenant Party is or becomes listed as an SDN, Tenant shall be deemed in breach of this Lease and Landlord shall have the right to terminate the Lease immediately upon written notice to Tenant.

C.

Right to Extend.  Provided that Tenant is not in Default under any provision of the Lease at the time of exercise of the extension right granted herein, and provided further that Tenant is occupying the entire Premises and has not assigned or sublet any of its interest in the Lease (except in connection with a Permitted Transfer of this Lease to a Tenant Affiliate), Tenant may extend the Term of the Lease for one period of 60 months.  Tenant shall exercise its right to extend the Term by and only by delivering to Landlord, not less than 9 months nor more than 12 months prior to the expiration date of the Term, Tenant’s written notice of its irrevocable commitment to extend (the “Commitment Notice”).  Should Tenant fail timely to deliver the Commitment Notice, then this extension right shall thereupon lapse and be of no further force or effect.

The Basic Rent payable under the Lease during the extension of the Term shall be at the prevailing market rental rate (including periodic adjustments) for comparable and similarly improved office space and buildings in the University Towne Center market of San Diego as of the commencement of the extension period, as determined by Landlord, based on a reasonable extrapolation of Landlord’s then-current leasing rates taking into consideration any rent concessions, tenant improvements paid by Landlord or other leasing concessions customarily provided by Landlord.

Promptly following receipt of the Commitment Notice, Landlord shall prepare an appropriate amendment to the Lease memorializing the extension of the Term in accordance with the foregoing, and Tenant shall duly execute and return same to Landlord within 20 days.  If Tenant fails timely to do so, then Landlord, at its sole discretion, may either enforce its rights under this Section or, upon written notice to Tenant, elect to cause Tenant’s right to extend to be extinguished, in which event the Lease shall terminate as of the originally scheduled date of expiration. Should Landlord elect the latter, then the Lease shall terminate upon the scheduled date of expiration and Tenant’s rights under this paragraph shall be of no further force or effect.

Any attempt to assign or transfer any right or interest created by this paragraph to other than a Tenant Affiliate shall be void from its inception.  Tenant shall have no other right to extend the Term beyond the single 60 month extension created by this paragraph.  Unless agreed to in a writing signed by Landlord and Tenant, any extension of the Term, whether created by an amendment to this Lease or by a holdover of the Premises by Tenant, or otherwise, shall be deemed a part of, and not in addition to, any duly exercised extension period permitted by this Section.  Tenant’s Right to Extend is subject and subordinate to the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building existing on the date hereof. Time is specifically made of the essence of this Section.

XI.GENERAL.

A.	Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

B.	Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant and can be changed only by a writing signed by Landlord and Tenant.

C.

Counterparts; Digital Signatures.  If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment.  In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation. The parties agree to accept a digital image (including but not limited to an image in the form of a PDF, JPEG, GIF file, or other e-signature) of this Amendment, if applicable, reflecting the execution of one or both of the parties, as a true and correct original.

D.

Defined Terms.  All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

E.

Authority.  If Tenant is a corporation, limited liability company or partnership, or is comprised of any of them, each individual executing this Amendment for the corporation, limited liability company or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of such entity and that this Amendment is binding upon such entity in accordance with its terms.

F.	Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

G.

Execution of Amendment.  Submission of this Amendment by Landlord is not an offer to enter into this Amendment but rather is a solicitation for such an offer by Tenant.  Landlord shall not be bound by this Amendment until Landlord has executed and delivered the same to Tenant.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the day and year first above written.

LANDLORD:

LJ GATEWAY OFFICE LLC,

a Delaware limited liability company

By /s/ Steven M. Case

Steven M. Case

Executive Vice President

Office Properties

By /s/ Michael T. Bennett

Michael T. Bennett

Senior Vice President, Operations

Office Properties

TENANT:

NEOTHETICS, INC.,

a Delaware corporation

By:   /s/ George Mahaffey

Printed Name: George Mahaffey

Title:  President and Chief Executive Officer

By:  /s/ Susan A. Knudson

Printed Name:  Susan A. Knudson

Title:  Chief Financial Officer

9171 Towne Centre Drive, Suite 270

EXHIBIT A

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK Application for Standby Letter of Credit WHEN APPROVED FOR ISSUANCE BY

client/Applicant:  NEOTHETICS, INC.

irrevocable standby letter of credit no. svbsf______

(THE above LC NUMBER AND THE issuance DATE below, WILL BE INSERTED AT TIME OF lc ISSUANCE.)

dated:  __________ ___, 20___

EXHIBIT B

IRREVOCABLE STANDBY LETTER OF CREDIT

BENEFICIARY:

LJ GATEWAY OFFICE LLC

550 NEWPORT CENTER DRIVE

NEWPORT BEACH, CA 92660

ATTENTION:SENIOR VICE PRESIDENT,

OPERATIONS OFFICER PROPERTIES

AS "LANDLORD"

APPLICANT:

NEOTHETICS, INC.

9191 TOWNE CENTRE DRIVE, SUITE 400

SAN DIEGO, CA 92122

AS "TENANT"

AMOUNT:	US$200,000.00 (TWO HUNDRED THOUSAND AND NO/100 U.S. DOLLARS)

EXPIRATION DATE:__________ ___, 2016

LOCATION:SANTA CLARA, CALIFORNIA

LADIES AND GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF_____ IN YOUR FAVOR.  THIS LETTER OF CREDIT IS AVAILABLE BY SIGHT PAYMENT WITH OURSELVES ONLY AGAINST PRESENTATION AT THIS OFFICE OF THE FOLLOWING DOCUMENTS:

1.	THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT (S), IF ANY.

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY  NEOTHETICS, INC. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS OFTHIS LETTER OF CREDIT DRAFT SHALL PREVAIL.

_________________________________________________________

Client’s Signature(s)               date

file name:  NEOTHETICS_LJ GATEWAY_(IRVINE CO)_LEASE_V3_13JAN15

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK Application for Standby Letter of Credit WHEN APPROVED FOR ISSUANCE BY

client/Applicant:  NEOTHETICS, INC.

irrevocable standby letter of credit no. svbsf______

(THE above LC NUMBER AND THE issuance DATE below, WILL BE INSERTED AT TIME OF lc ISSUANCE.)

dated:  __________ ___, 20___

2.	YOUR SIGHT DRAFT DRAWN ON US IN THE FORM ATTACHED HERETO AS EXHIBIT “A”.
3.

A DATED CERTIFICATION SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY, FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE, STATING THE FOLLOWING WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLIED WITH:

(A.)

“The “Landlord” under the Lease pursuant to which SILICON VALLEY BANK IRREVOCABLE STANDBY Letter of credit NO. SVBSF______ was issued is authorized to draw upon this Letter of Credit in the amount of the accompanying SIGHT draft according to the terms of its lease agreement with the Account Party as “Tenant”.”

OR

(B.)

“WITHIN THIRTY (30) DAYS PRIOR TO THE EXPIRATION DATE OF SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBSF______ BENEFICIARY HAS NOT RECEIVED AN EXTENSION AT LEAST FOR ONE YEAR TO THE EXISTING LETTER OF CREDIT OR A REPLACEMENT LETTER OF CREDIT SATISFACTORY TO THE BENEFICIARY.”

THE LEASE AGREEMENT MENTIONED ABOVE IS FOR IDENTIFICATION PURPOSES ONLY AND IS NOT INTENDED THAT SAID LEASE AGREEMENT BE INCORPORATED HEREIN OR FORM PART OF THIS LETTER OF CREDIT.

PARTIAL DRAWINGS ARE ALLOWED.  THIS LETTER OF CREDIT MUST ACCOMPANY ANY DRAWINGS HEREUNDER FOR ENDORSEMENT OF THE DRAWING AMOUNT AND WILL BE RETURNED TO THE BENEFICIARY UNLESS IT IS FULLY UTILIZED.

THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY  NEOTHETICS, INC. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS OFTHIS LETTER OF CREDIT DRAFT SHALL PREVAIL.

_________________________________________________________

Client’s Signature(s)               date

file name:  NEOTHETICS_LJ GATEWAY_(IRVINE CO)_LEASE_V3_13JAN15

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK Application for Standby Letter of Credit WHEN APPROVED FOR ISSUANCE BY

client/Applicant:  NEOTHETICS, INC.

irrevocable standby letter of credit no. svbsf______

(THE above LC NUMBER AND THE issuance DATE below, WILL BE INSERTED AT TIME OF lc ISSUANCE.)

dated:  __________ ___, 20___

PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST SIXTY (60) DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU NOTICE BY REGISTERED MAIL/OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE CURRENT EXPIRATION DATE.  BUT IN ANY EVENT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND MAY 31, 2020, WHICH SHALL BE THE FINAL EXPIRATION DATE OF THIS LETTER OF CREDIT.

THE DATE THIS LETTER OF CREDIT EXPIRES IN ACCORDANCE WITH THE ABOVE PROVISION IS THE “FINAL EXPIRATION DATE”.  UPON THE OCCURRENCE OF THE FINAL EXPIRATION DATE THIS LETTER OF CREDIT SHALL FULLY AND FINALLY EXPIRE AND NO PRESENTATIONS MADE UNDER THIS LETTER OF CREDIT AFTER SUCH DATE WILL BE HONORED.  ALSO WITHIN FIFTEEN (15) DAYS AFTER THE “FINAL EXPIRATION DATE” YOU SHALL RETURN THE ORIGINAL OF THIS LETTER OF CREDIT TOGETHER WITH THE ORIGINAL AMENDMENT(S), (IF ANY), TO US AT OUR ADDRESS SPECIFIED UNDER THIS LETTER OF CREDIT, MARKED CANCELLED

THIS LETTER OF CREDIT MAY ALSO BE CANCELED PRIOR TO ANY PRESENT OR FUTURE EXPIRATION DATE, UPON RECEIPT BY SILICON VALLEY BANK BY OVERNIGHT COURIER OR REGISTERED MAIL (RETURN RECEIPT REQUESTED) OF THE ORIGINAL LETTER OF CREDIT AND ALL AMENDMENTS (IF ANY) FROM THE BENEFICIARY TOGETHER WITH A STATEMENT SIGNED BY AN AUTHORIZED REPRESENTATIVE OF THE BENEFICIARY FOLLOWED BY HIS/HER PRINTED NAME AND DESIGNATED TITLE ON BENEFICIARY’S LETTERHEAD STATING THAT THE LETTER OF CREDIT IS NO LONGER REQUIRED AND IS BEING RETURNED FOR CANCELLATION.

This Letter of Credit is transferable BY US, THE ISSUING BANK, successively in its entirety only up to the then available amount in favor of any nominated transferee, assuming such transfer to such Transferee would be in compliance with then applicable law and regulation, including but not limited

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY  NEOTHETICS, INC. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS OFTHIS LETTER OF CREDIT DRAFT SHALL PREVAIL.

_________________________________________________________

Client’s Signature(s)               date

file name:  NEOTHETICS_LJ GATEWAY_(IRVINE CO)_LEASE_V3_13JAN15

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK Application for Standby Letter of Credit WHEN APPROVED FOR ISSUANCE BY

client/Applicant:  NEOTHETICS, INC.

irrevocable standby letter of credit no. svbsf______

(THE above LC NUMBER AND THE issuance DATE below, WILL BE INSERTED AT TIME OF lc ISSUANCE.)

dated:  __________ ___, 20___

to the regulations of the U.S. Department of Treasury and U.S. Department of Commerce.  At the time of transfer, the original Letter of Credit and original Amendment(s), if any, must be surrendered to us together with our Letter of Transfer documentation in the form of exhibit “b” attached hereto, TOGETHER WITH THE PAYMENT OF OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM USD250.00).

DRAFT(S) AND DOCUMENTS MUST INDICATE THE NUMBER AND DATE OF THIS LETTER OF CREDIT.

This Letter of Credit sets forth in full the terms of our undertaking, and such terms shall not be modified, amended or amplified by any document, instrument or agreement referred to in this Letter of Credit, in which this Letter of Credit is referred to or to which this Letter of Credit relates.

Except as stated herein, this Letter of Credit is not subject to any condition or qualification and is our individual obligation which is in no way contingent upon reimbursement.

DOCUMENTS MUST BE DELIVERED TO US DURING REGULAR BUSINESS HOURS ON A BUSINESS DAY OR FORWARDED TO US BY OVERNIGHT DELIVERY SERVICE TO:  SILICON VALLEY BANK, 3003 TASMAN DRIVE, 2ND FLOOR, MAIL SORT HF210, SANTA CLARA, CALIFORNIA 95054, ATTENTION:  GLOBAL FINANCIAL SERVICES – STANDBY LETTER OF CREDIT NEGOTIATION DEPARTMENT (THE “BANK’S OFFICE”).

AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS A DAY ON WHICH WE ARE OPEN AT OUR ABOVE ADDRESS IN SANTA CLARA, CALIFORNIA TO CONDUCT OUR LETTER OF CREDIT BUSINESS.  NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE UCP (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS DAY THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY  NEOTHETICS, INC. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS OFTHIS LETTER OF CREDIT DRAFT SHALL PREVAIL.

_________________________________________________________

Client’s Signature(s)               date

file name:  NEOTHETICS_LJ GATEWAY_(IRVINE CO)_LEASE_V3_13JAN15

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK Application for Standby Letter of Credit WHEN APPROVED FOR ISSUANCE BY

client/Applicant:  NEOTHETICS, INC.

irrevocable standby letter of credit no. svbsf______

(THE above LC NUMBER AND THE issuance DATE below, WILL BE INSERTED AT TIME OF lc ISSUANCE.)

dated:  __________ ___, 20___

DAY.

WE HEREBY ENGAGE WITH YOU THAT DRAFT(S) DRAWN AND/OR DOCUMENTS PRESENTED UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO SILICON VALLEY BANK, IF PRESENTED ON OR BEFORE THE EXPIRATION DATE OF THIS CREDIT.

IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 600 (THE “UCP”).

SILICON VALLEY BANK,

(FOR S V BANK USE ONLY)(FOR S V BANK USE ONLY)

________________________________________________

AUTHORIZED SIGNATUREAUTHORIZED SIGNATURE

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY  NEOTHETICS, INC. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS OFTHIS LETTER OF CREDIT DRAFT SHALL PREVAIL.

_________________________________________________________

Client’s Signature(s)               date

file name:  NEOTHETICS_LJ GATEWAY_(IRVINE CO)_LEASE_V3_13JAN15

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK Application for Standby Letter of Credit WHEN APPROVED FOR ISSUANCE BY

client/Applicant:  NEOTHETICS, INC.

irrevocable standby letter of credit no. svbsf______

(THE above LC NUMBER AND THE issuance DATE below, WILL BE INSERTED AT TIME OF lc ISSUANCE.)

dated:  __________ ___, 20___

EXHIBIT “A”

SIGHT DRAFT/BILL OF EXCHANGE

DATE: _______________REF. NO. ___________________

AT SIGHT OF THIS BILL OF EXCHANGE

PAY TO THE ORDER OF _____________________________________ US$_________________

U.S. DOLLARS ____________________________________________________________________

“DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER NO. SVBSF______ DATED _________ __, 20___”

TO:SILICON VALLEY BANK_______________________________

3003 TASMAN DRIVE[INSERT NAME OF BENEFICIARY]

SANTA CLARA, CA 95054

________________________________

Authorized Signature

GUIDELINES TO PREPARE THE SIGHT DRAFT OR BILL OF EXCHANGE:

1.	DATEINSERT ISSUANCE DATE OF DRAFT OR BILL OF EXCHANGE.
2.	REF. NO.INSERT YOUR REFERENCE NUMBER IF ANY.
3.	PAY TO THE ORDER OF:INSERT NAME OF BENEFICIARY
4.	US$INSERT AMOUNT OF DRAWING IN NUMERALS/FIGURES.
5.	U.S. DOLLARSINSERT AMOUNT OF DRAWING IN WORDS.
6.	LETTER OF CREDIT NUMBERINSERT THE LAST DIGITS OF OUR STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING.
7.	DATEDINSERT THE ISSUANCE DATE OF OUR STANDBY L/C.

NOTE:	BENEFICIARY SHOULD ENDORSE THE BACK OF THE SIGHT DRAFT OR BILL OF EXCHANGE AS YOU WOULD A CHECK.

IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS SIGHT DRAFT OR BILL OF EXCHANGE, PLEASE CALL OUR L/C PAYMENT SECTION AT (408) 654-6274 OR (408) 654-7127 OR (408) 654-3035 OR (408) 654-7716 OR (408) 654-7128.

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY  NEOTHETICS, INC. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS OFTHIS LETTER OF CREDIT DRAFT SHALL PREVAIL.

_________________________________________________________

Client’s Signature(s)               date

file name:  NEOTHETICS_LJ GATEWAY_(IRVINE CO)_LEASE_V3_13JAN15

THIS DRAFT IS FOR DISCUSSION PURPOSES ONLY.

IT WILL BECOME AN INTEGRAL PART OF AND MUST BE ATTACHED TO

SILICON VALLEY BANK Application for Standby Letter of Credit WHEN APPROVED FOR ISSUANCE BY

client/Applicant:  NEOTHETICS, INC.

irrevocable standby letter of credit no. svbsf______

(THE above LC NUMBER AND THE issuance DATE below, WILL BE INSERTED AT TIME OF lc ISSUANCE.)

dated:  __________ ___, 20___

EXHIBIT “B”

DATE:

TO:SILICON VALLEY BANK

3003 TASMAN DRIVE

SANTA CLARA, CA 95054

ATTN:GLOBAL FINANCIAL SERVICES

STANDBY LETTERS OF CREDIT

RE:  SILICON VALLEY BANK IRREVOCABLE STANDBY LETTER OF CREDIT NO.  ___________________

GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

_________________________________________________________________________

(NAME OF TRANSFEREE)

__________________________________________________________________________

(ADDRESS)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,

___________________________________________

(BENEFICIARY’S NAME)

___________________________________________

(SIGNATURE OF BENEFICIARY)

___________________________________________

(PRINTED NAME AND TITLE)

SIGNATURE AUTHENTICATED

THE NAME(S) TITLE(S), AND SIGNATURE(S) CONFORM TO THAT/THOSE ON FILE WITH US FOR THE COMPANY AND THE SIGNATURE(S) IS/ARE AUTHORIZED TO EXECUTE THIS INSTRUMENT.

___________________________________________

(NAME OF BANK)

___________________________________________

(ADDRESS OF BANK)

___________________________________________

(CITY, STATE, ZIP CODE)

___________________________________________

(AUTHORIZED SIGNATURE)

___________________________________________

(PRINTED NAME AND TITLE)

___________________________________________

(TELEPHONE NUMBER)

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY  NEOTHETICS, INC. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS OFTHIS LETTER OF CREDIT DRAFT SHALL PREVAIL.

_________________________________________________________

Client’s Signature(s)               date

file name:  NEOTHETICS_LJ GATEWAY_(IRVINE CO)_LEASE_V3_13JAN15

EXHIBIT C

WORK LETTER

As used in this Work Letter, the “Premises” shall be deemed to mean the Substitution Space, as defined in the attached Amendment.

Landlord shall cause its contractor to construct mutually agreed upon tenant improvements (the “Tenant Improvements”) for the Premises in general conformance with the space plan (the “Plan”) prepared by Gensler and dated January 6, 2015.  Any additional cost resulting from changes requested by Tenant shall be borne solely by Tenant and paid to Landlord prior to the commencement of construction.  Unless otherwise specified in the Plan or hereafter agreed in writing by Landlord, all materials and finishes utilized in constructing the Tenant Improvements shall be Landlord's building standard – all colors of Building standards to be selected by Tenant.  Should Landlord submit any additional plans, equipment specification sheets, or other matters to Tenant for approval or completion, Tenant shall respond in writing, as appropriate, within 5 business days unless a shorter period is provided herein.  Tenant shall not unreasonably withhold its approval of any matter, and any disapproval shall be limited to items not previously approved by Tenant in the Plan or otherwise.

In the event that Tenant requests in writing a revision in the Plan or in any other plans hereafter approved by Tenant, then provided such change request is reasonably acceptable to Landlord, Landlord shall advise Tenant by written change order of any additional cost and/or Tenant Delay (as defined below) such change would cause.  Tenant shall approve or disapprove such change order in writing within 2 business days following its receipt.  Tenant's approval of a change order shall not be effective unless accompanied by payment in full of the additional cost of the tenant improvement work resulting from the change order.  It is understood that Landlord shall have no obligation to interrupt or modify the tenant improvement work pending Tenant's approval of a change order.

Notwithstanding any provision in the Lease to the contrary, if Tenant fails to comply with any of the time periods specified in this Work Letter, requests any changes to the work, fails to make timely payment of any sum due hereunder, furnishes inaccurate or erroneous specifications or other information, or otherwise delays in any manner the completion of the Tenant Improvements or the issuance of an occupancy certificate (any of the foregoing being referred to in this Amendment as a “Tenant Delay”), then Tenant shall bear any resulting additional construction cost or other expenses and the Substitution Effective Date shall be deemed to have occurred for all purposes, including Tenant's obligation to pay Rent, as of the date Landlord reasonably determines that it would have been able to deliver the Premises to Tenant but for the collective Tenant Delays.

Landlord shall permit Tenant and its agents to enter the Premises prior to the Substitution Effective Date in order that Tenant may perform any work to be performed by Tenant hereunder through its own contractors, including but not limited to allowing for Tenant’s ability to install equipment and trade fixtures during such prior access period, subject to Landlord's prior written approval (not to be unreasonably withheld), and in a manner and upon terms and conditions and at times satisfactory to Landlord's representative.  The foregoing license to enter the Premises prior to the Substitution Effective Date is, however, conditioned upon Tenant's contractors and their subcontractors and employees working in harmony and not interfering with the work being performed by Landlord.  If at any time that entry shall cause disharmony or interfere with the work being performed by Landlord, this license may be withdrawn by Landlord upon 24 hours written notice to Tenant. That license is further conditioned upon the compliance by Tenant's contractors with all requirements imposed by Landlord on third party contractors, including without limitation the maintenance by Tenant and its contractors and subcontractors of workers' compensation and public liability and property damage insurance in amounts and with companies and on forms satisfactory to Landlord, with certificates of such insurance being furnished to Landlord prior to proceeding with any such entry.  The entry shall be deemed to be under all of the provisions of the Lease except as to the covenants to pay Rent unless Tenant commences business activities within the Premises.  Landlord shall not be liable in any way for any injury, loss or damage which may occur to any such work being performed by Tenant, the same being solely at Tenant's risk other than for any liability resulting from Landlord’s gross negligence.  In no event shall the failure of Tenant's contractors to complete any work in the Premises extend the Substitution Effective Date.

Tenant hereby designates Susan Knudson, Telephone No. (858) 750-1008 and as alternatively provided by Tenant to the Landlord via writing (e-mail being sufficient for such writing), as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given by Tenant.  Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

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